UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: November 13, 2001)

AMERUS GROUP CO.
(Exact Name of Registrant as Specified in Charter)

IOWA	000-30898	42-1458424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA (Address of Principal Executive Offices)		50309-3948 (Zip Code)

Registrant’s telephone number, including area code:   (515) 362-3600

SIGNATURE
EXHIBIT
Investor Presentation

     ITEM 7 (c).     Exhibit.

     Exhibit 99.1     Investor Presentation.

     ITEM 9.          Regulation FD Disclosure.

     On November 13, 2001, AmerUs Group Co. (the “Company”) is holding an investor conference at which representatives of the Company are presenting and discussing the materials attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.

By:	/s/ Thomas C. Godlasky Thomas C. Godlasky Executive Vice President & Chief Investment Officer

Dated: November 13, 2001

EXHIBIT

Exhibit 99.1	Investor Presentation.